Exhibit 99.2

Private & Confidential WM Holding Company, LLC Overview December 2020

Disclaimer Private & Confidential | 2 This presentation is provided for informational purposes only and has been prepared to assist interested parties in making their own evaluation with respect to a potential business combination (the “proposed business combination”) between WM Holding Company, LLC (“WMH”) and Silver Spike Acquisition Corp . (“Silver Spike”) and related transactions and for no other purpose . No representations or warranties, express or implied are given in, or in respect of, this presentation . To the fullest extent permitted by law in no circumstances will WMH, Silver Spike or any of their respective subsidiaries, interestholders , affiliates, representatives, partners, directors, officers, employees, advisers or agents be responsible or liable for any direct, indirect or consequential loss or loss of profit arising from the use of this presentation, its contents, its omissions, reliance on the information contained within it, or on opinions communicated in relation thereto or otherwise arising in connection therewith . Industry and market data used in this presentation have been obtained from third - party industry publications and sources as well as from research reports prepared for other purposes . Neither WMH nor Silver Spike has independently verified the data obtained from these sources and cannot assure you of the data’s accuracy or completeness . This data is subject to change . In addition, this presentation does not purport to be all - inclusive or to contain all of the information that may be required to make a full analysis of WMH or the proposed business combination . Viewers of this presentation should each make their own evaluation of WMH and of the relevance and adequacy of the information and should make such other investigations as they deem necessary . Forward Looking Statements This presentation includes “forward - looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995 . Forward - looking statements may be identified by the use of words such as “estimate,” “plan,” “project,” “forecast,” “intend,” “will,” “expect,” “anticipate,” “believe,” “seek,” “target” or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters . These forward - looking statements include, but are not limited to, statements regarding estimates and forecasts of financial and performance metrics, projections of market opportunity and market share, expectations and timing related to commercial product launches, potential benefits of the transaction and the potential success of WMH and Silver Spike . These forward - looking statements are subject to a number of risks and uncertainties, including changes in domestic and foreign business, market, financial, political and legal conditions ; the inability of the parties to successfully or timely consummate the proposed business combination, including the risk that any required regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the proposed business combination or that the approval of the shareholders of Silver Spike or WMH ; future global, regional or local economic and market conditions affecting the cannabis industry ; the development, effects and enforcement of laws and regulations, including with respect to the cannabis industry ; WMHs ability to successfully capitalize on new and existing cannabis markets, including its ability to successfully monetize its solutions in those markets ; WMH’s ability to manage future growth ; WMH’s ability to develop new products and solutions, bring them to market in a timely manner, and make enhancements to its platform and WMH’s ability to maintain and grow its two sided digital network, including its ability to acquire and retain paying customers ; the effects of competition on WMH’s future business ; the amount of redemption requests made by Silver Spike’s public shareholders ; the ability of Silver Spike or the combined company to issue equity or equity - linked securities in connection with the proposed business combination or in the future ; the outcome of any potential litigation, government and regulatory proceedings, investigations and inquiries ; and those factors discussed in Silver Spike’s final prospectus dated August 7 , 2019 , Annual Report on Form 10 - K for the fiscal year ended December 31 , 2019 and Quarterly Report on Form 10 - Q for the quarter ended September 30 , 2020 , in each case, under the heading “Risk Factors,” and other documents of Silver Spike filed, or to be filed, with the Securities and Exchange Commission (“SEC”) . If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward - looking statements . There may be additional risks that neither Silver Spike nor WMH presently know or that Silver Spike and WMH currently believe are immaterial that could also cause actual results to differ from those contained in the forward - looking statements . In addition, forward - looking statements reflect Silver Spike’s and WMH’s expectations, plans or forecasts of future events and views as of the date of this presentation . Silver Spike and WMH anticipate that subsequent events and developments will cause Silver Spike’s and WMH’s assessments to change . However, while Silver Spike and WMH may elect to update these forward - looking statements at some point in the future, Silver Spike and WMH specifically disclaim any obligation to do so . These forward - looking statements should not be relied upon as representing Silver Spike’s and WMH’s assessments as of any date subsequent to the date of this presentation . Accordingly, undue reliance should not be placed upon the forward - looking statements .

Disclaimer (Continued) Private & Confidential | 3 Use of Projections This presentation contains projected financial information with respect to WMH, namely revenue, gross margin, and EBITDA for 2020 - 2023 . Such projected financial information constitutes forward - looking information, and is for illustrative purposes only and should not be relied upon as necessarily being indicative of future results . The assumptions and estimates underlying such projected financial information are inherently uncertain and are subject to a wide variety of significant business, economic, competitive and other risks and uncertainties that could cause actual results to differ materially from those contained in the prospective financial information . See “Forward - Looking Statements” above . Actual results may differ materially from the results contemplated by the projected financial information contained in this presentation, and the inclusion of such information in this presentation should not be regarded as a representation by any person that the results reflected in such projections will be achieved . Neither the independent auditors of Silver Spike nor the independent registered public accounting firm of WMH, audited, reviewed, compiled, or performed any procedures with respect to the projections for the purpose of their inclusion in this presentation, and accordingly, neither of them expressed an opinion or provided any other form of assurance with respect thereto for the purpose of this presentation . Financial Information ; Non - GAAP Financial Measures The financial information and data contained in this presentation is unaudited and does not conform to Regulation S - X . Accordingly, such information and data may not be included in, may be adjusted in or may be presented differently in, any proxy statement, registration statement, or prospectus to be filed by Silver Spike with the SEC . Some of the financial information and data contained in this presentation, such as EBITDA, have not been prepared in accordance with United States generally accepted accounting principles (“GAAP”) . EBITDA is defined as net earnings before interest expense, income tax expense, depreciation and amortization . Silver Spike and WMH believe EBITDA provides useful information to management and investors regarding certain financial and business trends relating to WMH’s financial condition and results of operations . Silver Spike and WMH believe that the use of EBITDA provides an additional tool for investors to use in evaluating projected operating results and trends in and in comparing WMH’s financial measures with other similar companies, many of which present similar non - GAAP financial measures to investors . Management does not consider these EBITDA in isolation or as an alternative to financial measures determined in accordance with GAAP . The principal limitation of EBITDA is that it excludes significant expenses and income that are required by GAAP to be recorded in WMH’s financial statements . In order to compensate for these limitations, management presents non - GAAP financial measures in connection with GAAP results . WMH is not providing a reconciliation of its projected EBITDA for full years 2020 - 2023 to the most directly comparable measure prepared in accordance with GAAP because WMH is unable to provide this reconciliation without unreasonable effort due to the uncertainty and inherent difficulty of predicting the occurrence, the financial impact, and the periods in which the adjustments may be recognized . For the same reasons, WMH is unable to address the probable significance of the unavailable information, which could be material to future results . You should review WMH’s audited financial statements, which will be included in the Registration Statement (as defined below) relating to the proposed business combination (as described further below) . In addition, all WMH historical financial information included herein is preliminary and subject to change . Additional Information About the Proposed Business Combination and Where To Find It The proposed business combination will be submitted to shareholders of Silver Spike for their consideration . Silver Spike intends to file a registration statement on Form S - 4 (the “Registration Statement”) with the SEC which will include preliminary and definitive proxy statements to be distributed to Silver Spike’s shareholders in connection with Silver Spike’s solicitation for proxies for the vote by Silver Spike’s shareholders in connection with the proposed business combination and other matters as described in the Registration Statement, as well as the prospectus relating to the offer of the securities to be issued to WMH’s shareholders in connection with the completion of the proposed business combination . After the Registration Statement has been filed and declared effective, Silver Spike will mail a definitive proxy statement and other relevant documents to its shareholders as of the record date established for voting on the proposed business combination . Silver Spike's shareholders and other interested persons are advised to read, once available, the preliminary proxy statement / prospectus and any amendments thereto and, once available, the definitive proxy statement / prospectus, in connection with Silver Spike's solicitation of proxies for its special meeting of shareholders to be held to approve, among other things, the proposed business combination, because these documents will contain important information about Silver Spike, WMH and the proposed business combination . Shareholders may also obtain a copy of the preliminary or definitive proxy statement, once available, as well as other documents filed with the SEC regarding the proposed business combination and other documents filed with the SEC by Silver Spike, without charge, at the SEC's website located at www . sec . gov or by directing a request to 660 Madison Ave Suite 1600 , New York, NY 10065 or notices@silverspikecap . com .

Disclaimer (Continued) Private & Confidential | 4 INVESTMENT IN ANY SECURITIES DESCRIBED HEREIN HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SEC OR ANY OTHER REGULATORY AUTHORITY NOR HAS ANY AUTHORITY PASSED UPON OR ENDORSED THE MERITS OF THE OFFERING OR THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED HEREIN . ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE . Participants in the Solicitation Silver Spike, WMH and certain of their respective directors, executive officers and other members of management and employees may, under SEC rules, be deemed to be participants in the solicitations of proxies from Silver Spike’s shareholders in connection with the proposed business combination . Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of Silver Spike’s shareholders in connection with the proposed business combination will be set forth in Silver Spike’s proxy statement / prospectus when it is filed with the SEC . You can find more information about Silver Spike’s directors and executive officers in Silver Spike’s final prospectus dated August 7 , 2019 and filed with the SEC on August 9 , 2019 . Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests will be included in the proxy statement / prospectus when it becomes available . Shareholders, potential investors and other interested persons should read the proxy statement / prospectus carefully when it becomes available before making any voting or investment decisions . You may obtain free copies of these documents from the sources indicated above . No Offer or Solicitation This presentation does not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction . Trademarks This presentation contains trademarks, service marks, trade names and copyrights of WMH, Silver Spike and other companies, which are the property of their respective owners .

The WM Executive Leadership Team Private & Confidential | 5 Previous Experience CHRIS BEALS CEO ARDEN LEE CFO STEVEN JUNG COO JUSTIN DEAN CIO, CTO BRIAN CAMIRE GC JUANJO FEIJOO CMO Previous Experience Previous Experience Previous Experience Previous Experience Previous Experience

$43 $13 $160 $35 WM is the Leading Marketplace and SaaS Solutions Provider to Cannabis FY15 - 20 Revenue and EBITDA 2015A 2020E 2015A 2020E Revenue EBITDA Key Metrics 12 - year Operating History 400 employees 9 Countries with WM listing pages 10M+ MAU (1) on the Weedmaps marketplace 18K+ Business Listings on the Weedmaps marketplace Over $1.5B GMV across the WM Business - in - a - Box platform 4X Change 3X Change Private & Confidential | 6 (1) MAUs, or Monthly Active Users, is defined as the number of unique users opening our mobile app or accessing our website over the course of a calendar month

Weedmaps is the Most Valuable 2-Sided Marketplace in Cannabis

WM Users

10M+ Monthly Active Users ("MAU") (1) focused on discovering and purchasing Cannabis

8-minute average user session length

60M+ in monthly user funnel engagements (2)

~70% of WM users consume daily

~$100 AOV for orders placed on weedmaps

WM Business Clients

18K+ business listings on weedmaps

4K+ clients on WM monthly subscription bundle

~55% share of total retail licenses as clients across all markets

~$3K per month in avg. revenue per client

Over $1.5B in annual run-rate GMV

(1) MAUs, or Monthly Active Users, is defined as the number of unique users opening our mobile app or accessing our website over the course of a calendar month
(2) Engagements is defined as as any interaction by a user of our website or mobile applications with a brand, retailer or product on our platform

Private & Confidential | 7

WM's "Business-in-a-Box" Provides an Integrated Solution to Drive Growth

wmh

Evolution of the WM Business Subscription Package

WM Solution	Addressing Pain-Points	Launch Date
Listing page with product menu	Presence on weedmaps marketplace to capture high-value users	Prior to 2019
Online order-ahead for pick-up and delivery	Convert traffic into high-margin orders	2018
Logistics & fulfillment software and driver apps	Facilitate compliant delivery	2018
Wholesale exchange marketplace	Facilitate compliant and efficient transactions between brands and retailers	2019
Retail Point-of-Sale "POS" solution	Inventory management solution with integrations to streamline workflows and facilitate compliance with track and trace reporting	2019
Insights dashboard	Data & analytics on traffic trends	2020
Menu embed	Convert traffic into high-margin orders with labor savings	2020

Expansion of WM Upsell and Add-On Solutions

WM Solution	Addressing Pain-Points	Launch Date
Featured listings	Drive traffic with prominent placing in homepage carousels and map-pages	Prior to 2018
Promoted deals	Showcase discounts on favorite products to appeal to price-conscious consumers	Prior to 2018
Nearby listings	Increase presence in adjacent regions	Prior to 2018
Display ads	Targeted ads in highly visible slots to reach high-value users	2019
Search engine results page ("SERP") ads	Reach high-value users at the moment of relevance in their discovery journey	2020
Performance-based bidding engine	Dynamic, self-serve, ad campaign manager to solve solutions for tailored budgets	2020 (Pilot)
Future solution – CRM	*Manage and analyze user relationships and interactions*	*2021*
Future solution – Loyalty	*Employ and manage programs to drive revenue and strengthen user connectivity*	*2021*
Future solution – Premium Analytics	*Advanced data and analytics functionalities*	*2021*

Private & Confidential | 8

Cannabis is in the Early Innings of a Multi - Decade Growth Cycle A historic Election Night 2020 saw 5 states overwhelmingly approve progressive Cannabis policies Private & Confidential | 9 Medical & Decriminalized Illegal Represents Nov 2020 successful ballot initiatives Legalized Adult - use Medical Decriminalized States advancing Adult - use

Cannabis is Unlike Any Sector In Its Nascency and High Regulation and Complexity Cannabis 101 Challenges Facing Consumers Challenges Facing Businesses ▪ Cannabis users represent <10% of total population ▪ Cannabis consumers are overwhelmingly price - conscious ▪ Regulations vary widely state - by - state resulting in a “nation - state” dynamic across the US ▪ Cannabis is unlike tobacco or alcohol given its lack of product homogeneity and wide range of effects and flavors ▪ Cannabis is a perishable good ▪ Brands are only in the early innings of establishing consumer presence ▪ Challenging product and retailer discovery given lack of data normalization ▪ Inconsistent product and brand availability across retailers and markets ▪ Inconsistent product quality ▪ Constantly evolving landscape of brands and retailers ▪ Product counterfeiting and inconsistent product quality ▪ Inability to price compare across brands and retailers ▪ Inability to effectively reach high - value consumers ▪ Lack of cost - effective customer acquisition channels ▪ Lack of robust data and market intelligence ▪ Lack of universally - adopted product catalog ▪ Inability to scale given disparate and complex regulatory frameworks ▪ Little - to - no avenues for brands to build voice and affinity with consumer Private & Confidential | 10

We Provide Cannabis Users with the Discovery Journeys They Seek Private & Confidential | 11

Our “Business - in - a - Box” SaaS Solution Drives Commerce for Our Clients Private & Confidential | 12 Acquire and re - engage with users Promote the business and offerings Convert traffic into transactions Enable off - platform online store / menu embed Run compliant on - site operations Restock with top - selling products Analyze user traffic data Compliant delivery / fulfillment

WM Makes the Complex Simple: Reaching High-Value Users

Cannabis consumers (which we define as consuming at least once per month) are less than 10% of the population with an average ticket of ~$50 per transaction weedmaps

WM User Stats

(Based on our 2020 Consumer Survey)

~$100 AOV for orders placed on weedmaps

70%+ of WM users consume daily

90%+ of WM users purchase at least monthly

65%+ of WM users purchase from dispensaries

40% of WM users identify as Gen Z or Millennial

8-minute average user session length [(1)]

10M+ Monthly Active Users on the marketplace

(1) Average user session on our mobile app

Private & Confidential | 13

WM Makes the Complex Simple: Enabling Scalable Compliance WM Solutions Have Built - In Compliance GPS logs capability Fleet tracking and routing software Age - gating functionality Track - and - trace compliance reporting METRC Integration Transaction record retention Detailed tax engine Regulations vary widely by state and across local cities and counties within each state, creating significant compliance hurd les to achieve scale Private & Confidential | 14 California delivery regulations require: ▪ 90 days of GPS logs ▪ Live fleet tracking of drivers ▪ “Trunk limits” specifying maximum dollars of product in the trunk of a car ▪ Age - gating restrictions ▪ Driver manifest ▪ Recipient signature ▪ Tracking unfulfilled orders back to stock

WM Makes the Complex Simple: Normalizing Data and Insights

WM Proprietary Data Sources


WM Retail
Menu API Integrations
WM Orders
WM Store
WMX
Weedmaps
B2C Transaction Data
B2B Transaction Data
Observational Consumer Activity Data
Click-Thru Rates
Site Navigation Trends
Top-Selling Products
In-Store Traffic
SKU Distribution
Basket Trends
Menu Product Trends
Search Terms
User Reviews
Favorite / Follows
Regional Behavior

Resulting Insights

- Wholesale and Consumer Basket Trends
- Consumer Search Modals and Activity
- Market Sizing & Opportunities
- Brand and Retailer-Specific Analytics
- Data-Driven Product Recommendations
- Ability to Create the Industry's Master Product Catalog

Private & Confidential | 15

WM is a Category - Defining Platform Across Both Cannabis and Traditional Tech Cannabis - Focused Technology Solutions Lack WM’s Scale and Product Breadth Breadth of Products and Solutions Revenue Scale End - Market Regulatory Complexity Revenue Growth Traditional Technology Solutions Do NOT Work within Cannabis Private & Confidential | 16

The Weedmaps Marketplace Private & Confidential

Value of WM Users: Our Users Generate Attractive Returns for WM Clients

wmh

Average Order Value ("AOV") for Orders Placed (1)



Avg. In-Store Transaction
Online Order-Ahead on Weedmaps (Pre-Covid)
Online Order-Ahead on Weedmaps (Post-Covid)
$50
$76
$86
$108
$98
In-Store Ticket Avg.
Pre-Covid AOV - Pick-Up
Pre-Covid AOV - Delivery
Post-Covid AOV - Pick-Up
Post-Covid AOV - Delivery

Illustrative Return on Advertising Spend ("ROAS") for WM Clients

45M+ Quarterly DAUs X ~10-15% PURCHASE CONVERSION X $50 AOV

~$45M WM Total Quarterly Gross Listing Revenue

= 5X-8X ROAS (2)

(1) In-Store Ticket Avg. per WM Retail transaction data and general industry knowledge. Pre-COVID is the average is from March 1, 2020 – March 12, 2020 average. Post-COVID is the average from March 13, 2020 – September 30, 2020
(2) DAU MAUs, or Daily Active Users, is defined as the number of unique users opening our mobile app or accessing our website at least once on a certain day
(3) Users conversion percentage (online and offline) based on a third-party study WM engaged. AOV estimate based on WM Retail transaction data and general industry knowledge

Private & Confidential | 18

Private & Confidential | 19 Value of WM Clients: Higher Spend Over Time, Driving Attractive Unit Economics Avg. Monthly Revenue per Client by Cohort LTV / CAC Trends (1) Private & Confidential | 19 (1) LTV / CAC is defined as the Avg. Revenue Per Account through that period in time at a 95% Gross Margin divided by churn throu gh that period in time. Customer Acquisition Costs include all Sales and Marketing costs in a year divided by the new customers acquired in that calendar year - 1.0x 2.0x 3.0x 4.0x 5.0x 6.0x 7.0x 6 months 12 months 18 months 24 months 30 months 36 months 42 months 2016 2017 2018 2019 $500 $1,000 $1,500 $2,000 $2,500 $3,000 $3,500 1 months 8 months 15 months 22 months 29 months 36 months 2016 2017 2018 2019

Our Marketplace Has Continued to Grow Throughout the Pandemic

wmh

FY20 YTD WM User Engagements [1]



50M
80M
Jan
Sept

	Jan	Sept
MAU	6M	10M

FY20 YTD WM Business Clients



~3.9K
~4.2K
Jan
Sept

	Jan	Sept
Monthly Revenue per Client [2]	~$2.6K	~$3.6K

(1) MAU defined as Monthly Active Users. Engagements defined as consumer actions including clicks, views, favorites, follows, search, reviews created, add to cart actions
(2) Rev. per Client is for Listings Revenue only
(3) Per WM 2020 consumer survey
(4) Net Revenue Expansion defined as % of Net $ Retention (% change from prior period in listings upgrades, downgrades, cancellations, & reactivations) plus % change from prior period in new listings

Private & Confidential | 20

0% 3% 6% 9% 12% Estimated WM Client Spend Avg. Marketing Spend as % of Revenue 2020 Deloitte CMO Survey We Have Significant Runway for P ricing Growth Private & Confidential | 21 Estimated Marketing Spend as % of Revenue for WM Clients vs. Traditional Businesses (3) ~20% of WM Clients ~35% of WM Clients ~45% of WM Clients $0.50 $2.46 $2.62 $2.78 $2.94 $6.40 $6.75 WM Listings Auto Health & Medical Dating & Personal Home Goods Consumer Services Legal WM Cost per Click vs. Google Industry Benchmarks (1) 13% 4% 3% 6% 2% 2% 3% Google Search Avg. ($2.69) (1) Cost per Click. WM information from internal calculations. Google industry information sourced from Wordstream and represents Google Search network CPC information by industry. Note, Google Search Avg. represents all industries, not ju st those shown (2) CTR is defined as Click - Through - Rate. WM CTR is defined as the total number of homepage banner carousel impressions divided by the number of clicks on the homepage banner carousel. Google industry CTR information sourced from Wordstream and represents Google Search CTR by industry (3) WM information per third - party survey done for WM. Marketing budget as percent of other industries firm revenues per Jun 2020 Ga rtner CMO Survey and Feb 2020 Deloitte CMO Survey 2020 Gartner CMO Survey Click - Thru - Rate (2) Avg. Marketing Spend as % of Revenue Based on CMO Surveys

168k 108k 108k 94k 82k 75k 66k 44k 40k 37k 37k 32k 16k 6k 6k 5k 2k ME IL MA AR FL AZ MD NV CA MI PR MO WA OR CO AK OK Retailer Density in Existing Markets Has Yet to Reach Maturity Population per 1 retail license (1) 126 1,150 625 270 1,885 631 513 238 2,959 732 232 422 281 - - - - Add’l Licenses to reach 1:10K people Population per 1 Retail License Minimum level of acceptable density (1 license per 10K) Private & Confidential | 22 N ote: Population data has been determined based on U.S. Census Bureau estimates for 2018. Data on retail licenses per respect ive state license databases as of August 2020 (1) Includes markets in which WMH has > $1,000 monthly recurring revenue

Long-term Growth Across Both Users and Businesses is Substantial wmh

Implied Cannabis User Growth (assuming alcohol usage as a proxy) (1)


Potential for 100M+ growth in Cannabis users
125M+
20M+
Current Cannabis Users (Existing Markets)
Total Estimated Potential Cannabis Users

Implied Cannabis Retail License Growth (assuming alcohol usage as a proxy) (2)


100K licenses assumes license density in-line with alcohol
Potential licenses assuming 1 license per 10K residents
~8K
~20K
~40K
100K+
Existing Markets Today
Existing Markets 1:10K Ratio
All Markets 1:10K Ratio
Alcohol Penetration

(1) Assumes cannabis usage equals alcohol penetration and each consumer makes ~12 purchases per annum. Alcohol data per National Survey on Drug Use and Health on past month incidence usage
(2) Existing Markets represents WM estimates of total retail license count in existing markets. 1:10K Ratio represents the total license count if all states issued licenses at a ratio of 1:10K residents which WM believes is the minimum to minimize any gray market impact. Alcohol Penetration represents the total license count if retail licenses were to match alcohol retail licenses (~1:3K residents)

Private & Confidential | 23

The WM Business - in - a - Box (“ BiaB ”) SaaS Platform Private & Confidential

Clients on the Full BiaB Platform Have Higher and Accelerating Engagement Levels

wmh



Purchased Featured Listings
Onboarded to WM Exchange
WM Orders-Enabled
Utilized WM Deals
Avg. Quality Listing Score (1)
47%
41%
34%
29%
53%
47%
53%
49%
60
40
Full BiaB
Market Average
Full BiaB
Market Average
Full BiaB
Market Average
Full BiaB
Market Average
Full BiaB
Market Average

"Full BiaB" represents clients using the full bundled BiaB solution including WM Retail

"Market Average" represents entire WM client base in same markets as "Full BiaB" clients

Note: Data as of September 2020

(1) Quality Listing Score is WM's grading of the "quality" of listings on WM. Factors include the quality and breadth of the information provided on a listing, a menu's size and refresh frequency, a listing's utilization of online orders and deals, as well as other factors

Private & Confidential | 25

Our Platform Drives Over $1.5B in Annual Run - Rate GMV Across All Solutions WM 2020 Annualized GMV Growth (1) ($ in M) $0 $200 $400 $600 $800 $1,000 $1,200 $1,400 $1,600 $1,800 Jan Feb Mar Apr May Jun Jul Aug Sep Weedmaps.com Orders WM Retail WMX WM Store (1) Annualized GMV defined as WM website and app GMV based on WM Daily Active Users conversion percentage (online and offline) an d e stimated transaction Average Order Value ("AOV"). Conversion percentage based on third party work WM engaged. AOV estimate based on WM Retail transaction data and general industry knowledge. WM Orders, WM Retail, WMX and WM Store based on actual t ran saction information captured in those products Private & Confidential | 26

We are Transitioning Our Subscription Package and Pricing Models Past – FY20 FY21 – Onwards Monthly Subscription ▪ Base subscription for listing page ▪ Includes free access to SaaS solutions ‒ WM Orders, WM Exchange, WM Retail, WM Store ▪ Base subscription for WM Business ▪ Includes access to the entire BiaB bundle: ‒ Listing page with product menu ‒ All SaaS solutions including WM Insights Upsells and Add - on’s ▪ Featured listings ‒ 60 - day fixed price based on bid - auction ‒ Access to WM Insights ▪ Nearby listings ▪ Deal promotions ▪ Hero Banner and promo tile display ads ▪ Featured listings ‒ Combination of existing bid - auction pricing ‒ Performance - based pricing in select markets ▪ Nearby listings ▪ Deal promotions ▪ Hero Banner, promo tile display ads, SERP ▪ Premium analytics ▪ CRM and Loyalty Private & Confidential | 27

We are in the Early Innings of Driving Full Monetization Against our BiaB Strategy Private & Confidential | 28 Build the component parts of BiaB Drive and test cross - product adoption of BiaB components Roll - out BiaB across all markets and test performance - based ad pricing models Layer - on more functionality and ramp monetization efforts Deepen monetization with upsell tiers PAST – FY20 FY21 FY22 AND BEYOND

Financial Performance and Growth Opportunities Private & Confidential

FY15 - 19 Historical Financial Performance We have historically grown Revenue at ~40% with 90%+ Gross Margins and positive EBITDA (FY18 growth deceleration reflected the uncertainty surrounding the start of legal adult rec - use in California) ($ in millions) Private & Confidential | 30

FY19 FY20 Actuals Adj. for Account Cut-Off YTD through Q3 FY20E Total Revenue $144 $115 $117 $160 Growth vs. FY19 Actuals 12% 11% Growth vs. FY19 Adjusted 42% 39% Gross Margin 137 -- 112 153 Margin % 95.1% -- 95.2% 95.6% Operating and Other Expenses (131) -- (80) (118) EBITDA $6 -- $32 $35 Margin % 4.3% -- 27.3% 21.9% FY20 Financial Performance Heading into FY20, we targeted ~40% Revenue growth (vs. FY19 Adj. Revenue) and $20M EBITDA (FY19 adjusted to exclude Revenue from non - compliant CA - based accounts removed from the platform at FY19 year - end) ($ in millions) Private & Confidential | 31

We Have Multiple Levers to Drive Revenue and GMV Growth Private & Confidential | 32 Continued growth will bring increasing value to consumers and customers, making the WM platform and marketplace even more valuable as we grow More Cannabis Consumers Increased Purchase Frequency More WM Users New Licensees Cross - Product Adoption % WM Share of Licensees Engagements and Transactions Cost Per Engagement and Take - Rate Opportunities More Surfaces for Monetization and More Product Functionality User Growth Levers Client Growth Levers Revenue Per User & Per Client Growth Levers

Key Drivers of Our FY21 - 23 Projected Growth Revenue Gross Margin EBITDA ▪ Continued capture of new license issuance within existing markets ▪ Growth in average revenue per client in - line with historical retention and expansion trends with acceleration from new pricing models ▪ No new US states assumed in FY21 - 22 ▪ FY21 growth reflects reset of Canada ▪ Increased server utilization from Data initiatives ▪ Expansion of WM Retail ▪ Expansion of performance - based ads ▪ Results in margin pressure ▪ Accelerated investments in Sales & Marketing ▪ Product Development OPEX growth in - line with the rate of revenue growth ▪ G&A leverage over time Our growth plan does not rely on significant new market openings – timing of new market openings as a result of the passing of recent ballot initiatives represents potential upside Private & Confidential | 33

FY20 - 23 Projected Financial Performance Private & Confidential | 34 $153 $192 $278 $405 2020E 2021E 2022E 2023E $35 $50 $80 $130 2020E 2021E 2022E 2023E Revenue Gross Margin EBITDA $160 $205 $300 $440 2020E 2021E 2022E 2023E 40% CAGR Margin 92% 96% 94% 93% 30% 22% 24% 27% ($ in millions) 38% CAGR 55% CAGR Margin We expect to generate profitable growth (consistent with our historical performance) through continuing to scale our marketpl ace across all regions and driving deep client engagement across our BiaB platform (1) Excludes Stock - Based Compensation

Our Growth Strategy Private & Confidential | 35 Grow both Cannabis consumers and businesses on our two - sided listings marketplace Pursue strategic acquisitions to accelerate our growth strategies Expand our existing markets and enter new markets as regulation passes (both domestic and international) Drive adoption of the WM Business - in - a - Box software solution and grow GMV

Transaction Summary Private & Confidential

Transaction Overview Private & Confidential | 37 Cash Sources & Uses Transaction Summary Valuation Pro Forma Ownership Private & Confidential | 37 ▪ SSPK to merge with WM ‒ Pro forma Enterprise Value of $1.4B ‒ 6.8x FY21E Revenue, 4.7x FY22E Revenue ‒ 28.0x FY21E EBITDA, 17.5x FY22E EBITDA ▪ $325M PIPE raised at $10.00 per share: ‒ Including investment from funds managed by AFV Partners, the Federated Hermes Kaufmann Funds and Senvest Management LLC ‒ Also includes a $35M commitment from Silver Spike Capital ▪ 100% rollover by WM management ▪ WM holders subject to a 6 - month lockup Pro Forma Ownership Illustrative Share Price $10.00 Pro Forma Shares Outstanding 150 Post-money Equity Value $1,498 Plus: Debt -- Less: Cash (100) Post-money Enterprise Value $1,398 FY21E $205M Revenue 6.8x FY22E $300M Revenue 4.7x FY23E $440M Revenue 3.2x 58% 17% 20% 4% Existing Shareholders SSPK PIPE SPAC Sponsor SSPK Cash-in-Trust $250 PIPE Proceeds 325 Existing Cash 10 Total Cash Sources $585 Cash to Balance Sheet $100 Cash Consideration to WM Holders 450 Fees & Expenses 35 Total Cash Uses $585

Implied WM Multiples vs. Selected Comparable Multiples over Time Private & Confidential | 38 EV / NTM Revenue Over Time EV Multiples FY21 6.8x FY22 4.7x FY23 3.2x Source: FactSet (as of December 7, 2020) (1) Vertical SaaS include Veeva, Avalara, Chegg, Aspen, Appfolio (2) Marketplace include Match, Zillow, GoodRX , Etsy, Fiverr (3) E - Commerce Enablement include Shopify, Square, Zoominfo , HubSpot, BigCommerce, Medallia, Lightspeed, Digital Turbine, Sprout Social 0.0x 2.0x 4.0x 6.0x 8.0x 10.0x 12.0x 14.0x 16.0x 18.0x 20.0x Oct 17 Jan 18 Apr 18 Jul 18 Oct 18 Jan 19 Apr 19 Jul 19 Oct 19 Jan 20 Apr 20 Jul 20 Oct 20 Vertical SaaS Marketplace E-Commerce Enablement FYE 12/31 FY21 FY22 FY23 Revenue $205 $300 $440 Growth % 28% 46% 47% EBITDA $50 $80 $130 Margin % 24% 27% 30% EV / Revenue @ $1,398EV 6.8x 4.7x 3.2x EV / EBITDA @ $1,398EV 28.0x 17.5x 10.8x

Growth Adj. EV / Revenue Revenue Multiple EV / EBTIDA "Rule of 40" Company FY2021E FY2021E FY2021E FY21 Revenue Growth FY21 EBITDA Margin Growth + Margin Vertical SaaS Veeva 24.9x 1.3x 65.2x 19% 38% 57% Avalara 22.7x 0.9x n.m. 26% (1%) 26% Appfolio 17.6x 1.4x 96.7x 13% 18% 31% Chegg 14.4x 0.6x 43.1x 24% 33% 57% Aspen 13.2x 1.2x 23.9x 11% 55% 66% Median 17.6x 1.2x 54.1x 19% 33% 57% Marketplace Fiverr 32.3x 0.9x n.m. 36% 10% 46% GoodRX 20.8x 0.6x 65.4x 37% 32% 69% Match 14.6x 0.8x 38.5x 19% 38% 57% Etsy 12.2x 1.0x 42.0x 12% 29% 41% Zillow 5.9x 0.1x 75.1x 44% 8% 52% Median 14.6x 0.8x 53.7x 36% 29% 52% Ecommerce Enablement Platforms BigCommerce 36.9x 2.0x n.m. 18% (14%) 4% Shopify 35.1x 1.1x n.m. 31% 12% 43% Zoominfo 30.7x 1.1x 64.6x 28% 48% 76% Lightspeed 20.9x 0.3x n.m. 64% (8%) 57% HubSpot 18.1x 0.8x n.m. 23% 12% 34% Sprout Social 15.1x 0.5x n.m. 27% (9%) 18% Digital Turbine 13.3x 0.4x 54.2x 31% 24% 55% Medallia 10.4x 0.6x n.m. 17% 8% 26% Square 8.6x 0.2x n.m. 36% 5% 42% Median 18.1x 0.6x 59.4x 28% 8% 42% 6.8x 0.2x 28.0x 28% 24% 52% Source: FactSet (as of December 7, 2020) Note: Sorted by 2021E EV / Revenue Comparison of Selected Companies Private & Confidential | 39

SSPK Investment Thesis Leading tech platform addressing a large and growing (yet nascent), highly - regulated, fragmented end - market Largest two - sided marketplace in cannabis with the most valuable user engagements The only fully - integrated Business - in - a - Box (“BiaB”) SaaS solution specific to the cannabis vertical Unique and growing data assets powering insights into an opaque and rapidly - evolving industry High growth, high margin financial model with strong cashflow generation Multiple built - in growth levers with step - function GMV monetization potential Strong leadership with track record of operational excellence Private & Confidential | 40

Appendix: Net Income - to - EBITDA Reconciliation Private & Confidential

Net Income - to - EBITDA Reconciliation FYE 12/31 FY15 FY16 FY17 FY18 FY19 YTD20 Net Income $11 $8 $16 $13 $1 $29 Adjustments: Depreciation & Amortization 1 2 2 2 5 3 Tax and Interest Expenses 1 1 1 1 0 0 EBITDA $13 $10 $19 $15 $6 $32 Margin % 31.1% 17.1% 21.1% 15.2% 4.3% 27.3% ($ in millions) Private & Confidential | 42

Appendix: Supplemental Investor Disclosure Private & Confidential

Supplemental Investor Disclosure Private & Confidential | 44 Information Provided to Investors In October 2019, we received a grand jury subpoena from the U.S. Department of Justice, U.S. Attorney’s Office for the Easter n D istrict of California (the “DOJ”), requiring the production of a broad range of documents related to our business, personnel and operations, including documentation related to our dealings with companies in the California cannabis industry. We are fully coo perating with the DOJ’s inquiry. Based on our discussions with the DOJ since we received the subpoena, we believe the primary focus of their investigation is on our relationships in 2019 with cannabis retailers in California who may not have been properly licensed under state law at th e t ime they were advertising on the WM platform. In August 2019, prior to receiving the subpoena, and following discussions with the Ca lifornia Bureau of Cannabis Control, we announced that we would remove from the platform any remaining California retailers who failed to provide us with information demonstrating a valid cannabis license. That was accomplished by the end of 2019. We c urrently require that all retailers on the platform provide license information. As of November 10, 2020, the DOJ investigation has not been resolved. In our dialogue with the DOJ, we have had productive di scu ssions about a potential resolution, but no agreement has been reached. Following an initial production of documents in November 2019, further productions responsive to the subpoena have been postponed pending discussions about resolving the mat ter .